Additional Notes	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Additional Notes	Additional NotesObligations arising from Leases and Other Contracts
The future minimum payments under non-cancelable leases of low-value assets, performance share unit programs and contracts for insurance and other services on December 31, 2021 were as follows:

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Performance Share Unit Programs	Other	Total
Less than 1 Year	8	0	570	578
Between One and Five Years	25	5,105	10,894	16,024
More than 5 Years	0	0	0	0
Total	33	5,105	11,464	16,602
As of December 31, 2020, these future mininum payments were as follows.

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Performance Share Unit Programs	Other	Total
Less than 1 Year	44	0	7,406	7,450
Between One and Five Years	0	1,868	992	2,860
More than 5 Years	0	0	0	0
Total	44	1,868	8,398	10,310
Additionally, the the company has contracts for outsourced studies whereas the services have not been rendered as of December 31, 2021 and which could result in future payment obligations. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	2021	2020
Less than 1 Year	138.9	111.7
Between One and Five Years	97.6	81.6
More than 5 Years	0.0	0.0
Total	236.5	193.3
Contingent Liabilities
Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligations can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the sum of obligations.
The Management Board is unaware of any proceedings that may result in a significant obligation for the Group or lead to a material adverse effect on the Group’s net assets, financial position or results of operations.
If certain milestones are achieved by MorphoSys (for example, submitting an investigational new drug (IND) application for specific target molecules), this may trigger milestone payments to licensors of up to an aggregate of US$236.5 million (approximately €208.8 million) related to regulatory events or the achievement of sales targets.
Monjuvi’s product sales trigger percentage-based royalty payments.
Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of the MorphoSys Group or that MorphoSys may come to the conclusion that its patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.
By letter dated June 10, 2021, MorphoSys was notified by a licensor of the initiation of arbitration proceedings in the United States. The licensor alleges breach of contract and claims damages for the licensor’s argued loss of revenues. Despite the patent expiry in 2018 confirmed by the licensor at the time, this is now disputed and a significantly longer patent term is assumed. Taking into account the associated legal and consulting costs, the potential amount in dispute in the proceedings is in the low double-digit Euro million range and also includes a currently unspecified share of royalty income. A decision by the arbitration court is expected in the fourth quarter 2022. Based on the current assessment of the facts, MorphoSys believes that the arguments presented are unfounded and that the arbitration will likely be decided in MorphoSys’ favor. There was no arbitration decision and no other new developments in the third and fourth quarter of 2021.

The assessment of potentially uncertain tax positions included the tax treatment of the financial liability from future payments to Royalty Pharma. In contrast to IFRS accounting, a deferred income item was recognized for tax purposes which will be realized over the term of the underlying license agreements. The Company assumes that the tax authorities will share this assessment and that this will not be objected in a future tax audit. Due to the remaining uncertainty and the significance of the potential tax risk, we reported a contingent income tax liability in accordance with IFRIC 23.A5, IAS 12.88 and IAS 37. A different tax assessment would have a significant impact in the form of an additional tax payment. For tax purposes, deferred income for the obligations to Royalty Pharma amounted to €988.9 million as of December 31, 2021 and the associated contingent tax liability upon non-acceptance of the deferral amounts to €223.1 million, determined utilizing deferred tax assets on loss carry forwards of €40.6 million, capitalized as of December 31, 2021.
Additional Disclosures for Financial Instruments
Fair Value Hierarchy and Measurement Methods
The fair value is the price that would be achieved for the sale of an asset in an arm’s length transaction between independent market participants or the price to be paid for the transfer of a liability (disposal or exit price).
Fair value is measured by using the same assumptions and taking into account the same characteristics of the asset or liability as would an independent market participant. Fair value is a market-based, not an entity-specific measurement. The fair value of non-financial assets is based on the best use of the asset by a market participant. For financial instruments, the use of bid prices for assets and ask prices for liabilities is permitted but not required if those prices best reflect the fair value in the respective circumstances. For simplification, mean rates are also permitted.
MorphoSys applies the following hierarchy in determining and disclosing the fair value of financial instruments:
Level 1:     Quoted (unadjusted) prices in active markets for identical assets or liabilities to which the Company has access.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for assets or liabilities, either directly (i.e., as prices) or indirectly (i.e., derived from prices).
Level 3: Inputs for asset or liability that are not based on observable market data (that is, unobservable inputs).
The carrying amounts of certain financial assets and liabilities, such as financial assets at amortized cost, as well as accounts receivable and accounts payable, approximate their fair value because of their short- term maturities.
Hierarchy Level 1
The fair value of financial instruments traded in active markets is based on the quoted market prices on the reporting date. A market is considered active if quoted prices are available from an exchange, dealer, broker, industry group, pricing service, or regulatory body that is easily and regularly accessible, and prices reflect current and regularly occurring market transactions at arm’s length conditions. For assets held by the Group, the appropriate quoted market price is the buyer’s bid price.
Hierarchy Levels 2 and 3
The fair value of financial instruments not traded in active markets can be determined using valuation methods. In this case, fair value is estimated using the results of a valuation method that makes maximum use of market data and relies as little as possible on not observable market data. If all significant inputs required for measuring fair value by using valuation methods are observable, the instrument is allocated to Hierarchy Level 2. If significant inputs are not based on observable market data, the instrument is allocated to Hierarchy Level 3.
Hierarchy Level 2 contains foreign exchange forward agreements to hedge exchange rate fluctuations, term deposits and restricted cash as well as in 2020 the debt component of the convertible bond. Future cash flows for these foreign exchange forward agreements are determined based on forward exchange rate curves. The fair value of these instruments corresponds to their discounted cash flows. The fair value of the term deposits and restricted cash is determined by discounting the expected cash flows at market interest rates. The fair value of the debt component of the convertible bonds was determined by calculating the present value of all cash flows associated with the liability using the applicable reference interest rate with an adjustment to reflect MorphoSys’ credit risk premium.
Hierarchy Level 3 financial assets comprise equity investments, financial assets and financial liabilities from collaborations, in 2021 the debt component of the convertible bond as well as financial liabilities from future payments to Royalty Pharma. The underlying valuations are generally carried out by employees in the finance department who report directly to the Chief Financial Officer. The valuation process and results are reviewed and discussed among the persons involved on a regular basis.
The financial assets from collaborations represent MorphoSys’ current reimbursement claim against Incyte from the expected future losses associated with the co-commercialization activities of Monjuvi as second-line treatment for relapsed or refractory diffuse large B-cell lymphoma (“DLBCL”) in the U.S. (as Incyte has agreed to compensate MorphoSys for 50% of said losses). To determine the fair value of financial assets from collaborations, expected cash inflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte’s credit risk.
The reconciliation and sensitivity analysis for the Hierarchy Level 3 financial assets are presented in Note 5.18 and in the heading "equity investments" below. For further information on financial liabilities carried at amortized cost whose fair value is assigned to hierarchy level 3, please refer to Notes 5.18 and 5.19..
Reclassifications between the hierarchy levels are generally taken into account as of the reporting dates. In 2021, the fair value measurement of the debt component of the convertible bond was reclassified from hierarchy level 2 to hierarchy level 3, as the entity's own credit risk is not observable as a significant parameter for the fair value measurement. In 2020, no transfers were made between the fair value hierarchy levels.
The carrying amounts of current financial assets and liabilities at amortized cost approximate their fair values given their short maturities.
The table below shows the fair values of financial assets and liabilities and the carrying amounts presented in the consolidated balance sheet.

December 31, 2021; in 000' €	Classification Financial Instrument	Total Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	123,248	*	*
Other Financial Assets		853,686
thereof Money Market Funds	FVTPL	8,875	8,875	1
thereof Fixed Term Deposits	AC	844,811	*	*
Accounts Receivable	AC	75,911	*	*
Financial Assets from Collaborations	FVTPL	16,730	16,730	3
Other Receivables		2,227
thereof Forward Exchange Contracts used for Hedging	FVTPL	0	0	2
thereof Non-Financial Assets	n/a	2,227	n/a	n/a
Current Financial Asset		1,071,802
Prepaid Expenses and Other Assets		13,251
thereof Restricted Cash	AC	4,059	4,059	2
thereof Non-Financial Assets	n/a	9,192	n/a	n/a
Non-Current Financial Asset		13,251
Total		1,085,053
Accounts Payable and Accruals		-188,077
thereof Accounts Payable	FLAC	-73,787	*	*
thereof Non-Financial Liabilities	n/a	-114,290	n/a	n/a
Bonds	FLAC	-423	*	*
Financial Liabilities from Collaborations	FLAC	-1,097	*	*
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	-88,401
Current Financial Liabilities		-277,998
Bonds	FLAC	-282,785	-304,025	3
Financial Liabilities from Collaborations	FLAC	-513,264	-514,169	3
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	-1,167,775	-1,367,365	3
Non-Current Financial Liabilities		-1,963,824
Total		-2,241,822
*    For these instruments the carrying amount is a reasonable approximation of fair value.

December 31, 2020; in 000' €	Classification Financial Instrument	Total Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	109,795	*	*
Other Financial Assets		937,651
thereof Money Market Funds	FVTPL	287,938	287,938	1
thereof Fixed Term Deposits	AC	649,713	*	*
Accounts Receivable	AC	83,354	*	*
Financial Assets from Collaborations	FVTPL	42,870	42,870	3
Other Receivables		2,159
thereof Forward Exchange Contracts used for Hedging	FVTPL	0	0	2
thereof Non-Financial Assets	n/a	2,159	n/a	n/a
Current Financial Asset		1,175,829
Other Financial Assets	AC	196,588	197,749	2
Prepaid Expenses and Other Assets		1,567
thereof Restricted Cash	AC	1,384	1,384	2
thereof Non-Financial Assets	n/a	183	n/a	n/a
Non-Current Financial Asset		198,155
Total		1,373,984
Accounts Payable and Accruals		-128,554
thereof Accounts Payable	FLAC	-47,818	*	*
thereof Non-Financial Liabilities	n/a	-80,736	n/a	n/a
Bonds	FLAC	-423	*	*
Financial Liabilities from Collaborations	FLAC	-155	*	*
Current Financial Liabilities		-129,132
Bonds	FLAC	-272,760	-334,124	2
Financial Liabilities from Collaborations	FLAC	-516,351	-617,178	3
Non-Current Financial Liabilities		-789,111
Total		-918,243
*    For these instruments the carrying amount is a reasonable approximation of fair value.

The totals of the carrying amounts of the financial instruments per measurement category are shown in the following overview.

in 000' €	12/31/2021	12/31/2020
Financial Assets FVTPL	25,605	330,808
Financial Assets AC	1,048,029	1,040,834
Financial Liabilities FLAC	(2,127,532)	(837,507)
Equity Investments
The investment in adivo GmbH, Martinsried, Germany, is accounted for as equity financial instruments at fair value. Changes in fair value are recognized in equity (other comprehensive income reserve). This was irrevocably determined when the investments were first recognized. This investment is a strategic financial investment, and the Group considers this classification to be more meaningful.
As of December 31, 2021, the fair value of the investment in adivo GmbH was measured at €0 (December 31, 2020: €0).

	Currency	Stake in %	Equity in Domestic Currency (in €)[1]	Loss for the Year (in €) [1]
adivo GmbH, Martinsried, Germany	€	17.2	(681,809)	(835,119)
[1] Equity as of December 31, 2020 and loss for the year for the financial year January 1, to December 31, 2020
No observable market data is available for the determination of the fair value of the investment in adivo GmbH. This corresponds to hierarchy level 3 for the fair value. The change in the investment in adivo GmbH is shown below.

in 000' €	2021	2020
Opening Balance January 1	0	387
Additions	0	0
Disposals	0	0
Through Other Comprehensive Income	0	(387)
Through Profit or Loss	0	0
Closing Balance December 31	0	0
In the 2021 and 2020 financial years, no dividends from the investments were recognized in profit or loss, and there were no reclassifications of gains or losses made within equity.
Net Result according to Measurement Categories
The following net gains or losses resulted from financial instruments in the financial year.

in 000' €	2021	2020	2019
FVTPL	10,983	(7,587)	2,014
AC	9,824	(19,475)	348
FLAC	(104,568)	24,031	—
Total	(83,761)	(3,031)	2,362
The net gains on financial assets at fair value through profit or loss (FVTPL) resulted from valuation effects from changes in the fair value of financial assets from collaborations, money market funds and derivatives used to hedge exchange rate fluctuations. Net losses on financial assets at amortized cost (AC) resulted from the application of the effective interest method for the term deposits, exchange rate fluctuations and risk provisions. The category financial liabilities at amortized cost (FLAC) includes the gains and losses from fair value changes due to changes in planning estimates and the effective interest rate from the financial liabilities from collaborations as well as from the application of the effective interest rate method for the financial liabilities from future payments to Royalty Pharma and the convertible bonds.
The gross interest income and expenses from financial assets and liabilities measured at amortized cost are shown in the following table. The amounts for 2020 and 2019 have been adjusted compared with the 2020 financial reporting.

in 000' €	2021	2020	2019
Interest Income AC	723	1,233	223
Interest Expenses AC	(2,415)	(1,021)	(91)
Interest Income FLAC	0	0	0
Interest Expenses FLAC	(62,252)	(17,783)	0
Total	(63,944)	(17,571)	132
Financial Risk ManagementDue to its operating activities with regard to assets, liabilities and planned transactions, the Group is exposed in particular to risks from the default of a contractual party (credit risk), from the non-fulfilment of liabilities (liquidity risk) and from market risks, in particular from changes in exchange rates and interest rates. The aim of the risk management is to limit these risks through ongoing operational and finance-oriented activities.Credit RiskFinancial instruments in which the Group may have a credit risk are mainly cash and cash equivalents, other financial assets, derivative financial instruments and accounts receivable. The Group’s cash, cash equivalents and other financial assets are mainly denominated in euros and US dollars. Other financial assets are high quality assets. Cash, cash equivalents and other financial assets are generally held at numerous reputable financial institutions in Europe and the United States. With respect to its positions, the Group continuously monitors the financial institutions that are its counterparties to the financial instruments, as well as their creditworthiness, and does not anticipate any risk of non-performance.
The changes in risk provisions (see Note 2.7.1) recognized in the statement of profit or loss for the financial years 2021, 2020 and 2019 under the item impairment losses on financial assets were determined based on the rationale that negative values represent additions and positive values represent reversals of risk provisions. There were no impairments in the 2021 financial year. The increase in this allowance compared to January 1, 2021 was primarily the result of shorter maturities of financial assets at amortized cost for which impairment losses are determined. In the general impairment model, the risk provision is recognized for financial assets at amortized cost - cash and cash equivalents, parts of other financial assets (term deposits) - and in the simplified impairment model for accounts receivable.

	General Impairment Model			Simplified Impairment Model		Total
in 000' €	Stage 1	Stage 2	Stage 3	Stage 2	Stage 3
Balance as of January 1, 2020	(299)	0	0	(80)	0	(379)
Unused Amounts Reversed	299	0	0	80	0	379
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(1,001)	0	0	(424)	0	(1,425)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2020	(1,001)	0	0	(424)	0	(1,425)
Balance as of January 1, 2021	(1,001)	0	0	(424)	0	(1,425)
Unused Amounts Reversed	1,001	0	0	424	0	1,425
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(685)	0	0	(360)	0	(1,045)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2021	(685)	0	0	(360)	0	(1,045)
The gross carrying amounts of the Group's financial assets by credit risk rating class are as follows.

Balance Sheet Item as of December 31, 2021	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	123,248
Term Deposits	low	Expected Twelve-Month Loss	845,488
Accounts Receivable	low	Lifetime Expected Credit Losses	76,270

Balance Sheet Item as of December 31, 2020	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	109,797
Term Deposits	low	Expected Twelve-Month Loss	847,300
Accounts Receivable	low	Lifetime Expected Credit Losses	83,778
The Group is also exposed to credit risk from debt instruments that are measured at fair value through profit or loss. This includes the items “Financial Assets at Fair Value through Profit or Loss” and “Financial Assets from Collaborations”. As of December 31, 2021, the maximum credit risk corresponded to the carrying amounts of these items amounting to €25.6 million (December 31, 2020: €330.8 million).
One of the Group’s policies requires that all customers who wish to transact business on credit undergo a credit assessment based on external ratings. Nevertheless, the Group’s revenue and accounts receivable are still subject to credit risk from customer concentration. The Group’s single most significant customer accounted for €38.5 million of accounts receivables as of
December 31, 2021 (December 31, 2020: €50.1 million), or 51% of the Group’s total accounts receivable at the end of 2021. The Group’s top three customers individually accounted for 36%, 14% and 9% of the total revenue in 2021.
As of December 31, 2020, 60% of the Group’s accounts receivable balance related to a single customer; of the total revenue in 2020, three customers individually accounted for 78%, 14% and 1%.
On December 31, 2019, one customer had accounted for 53% of the Group’s accounts receivable, and the top three customers in 2019 individually accounted for 45%, 31% and 13% of the Group’s revenue.
The maximum credit risk (equal to the carrying amount) for rent deposits and other deposits on the reporting date amounted to €4.1 million (December 31, 2020: €1.4 million).
Liquidity Risk
Liquidity risk arises primarily from accounts payable, lease liabilities (refer to Note 5.9), bonds, financial liabilities from collaborations and financial liabilities from future payments to Royalty Pharma. Liquidity risk is managed on the basis of balance sheet and profit and loss figures. This is done by means of liquidity planning for the current year on a monthly basis, for the three subsequent years on an annual basis and a monthly target/actual comparison. The top priority is always to ensure sufficient liquidity so that all payment obligations can be met.
The following table shows the the maturities of the cash flows of accounts payable and bonds at the balance sheet date. For the financial liabilities from collaborations, the non-discounted, future planned half profit sharing payments from Incyte for the sales of Monjuvi in the USA are presented. The financial liabilities from future payments to Royalty Pharma include the undiscounted, planned net sales in the coming years. There is no cash inflow and outflow at MorphoSys as the agreed percentage royalties and milestones are paid directly by Janssen, GSK and Roche to Royalty Pharma. As of December 31, 2021, financial liabilities from future payments to Royalty Pharma include an amount of € 1.5 million, which will result in a cash outflow for MorphoSys in 2022. Refer to Note 5.9 for the contractual cash flows of lease liabilities.

in '000 €; due on December 31, 2021 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	73,787	0	0	73,787
Bonds	2,031	331,094	0	333,125
Financial Liabilities from Collaborations	1,140	167,669	530,242	699,052
Financial Liabilities from Future Payments to Royalty Pharma	89,845	505,938	1,051,077	1,646,860

in 000' €; due on December 31, 2020 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	47,818	0	0	47,818
Bonds	2,031	333,125	0	335,156
Financial Liabilities from Collaborations	161	180,347	529,338	709,846
Compared with the 2020 financial reporting, accounts payable also include licenses payable, which were presented separately in the previous year (refer to Note 5.13). The prior year’s presentation of the figures has been adjusted accordingly in order to provide comparable information for the previous years.
There were no financial instruments pledged as collateral as of December 31, 2021.
Market Risk
Market risk represents the risk that changes in market prices, such as foreign exchange rates, interest rates or equity prices, will affect the Group‘s results of operations or the value of the financial instruments held. The Group is exposed to both currency and interest rate risks.
Currency Risk
The consolidated financial statements are prepared in euros. Both revenues and expenses of the Group are incurred in euros and US dollars. Throughout the year, the Group monitors the necessity to hedge foreign exchange rates to minimize currency risk and addresses this risk by using derivative financial instruments.
The use of derivatives is subject to a Group guideline approved by the Management Board, which represents a written guideline for dealing with derivatives. In accordance with the Group's hedging policy, only highly probable future cash flows and clearly determinable receivables that can be realized within a period of twelve months are hedged. MorphoSys enters into foreign exchange option and forward exchange contracts to hedge its foreign exchange exposure arising from US dollar cash flows.
As of December 31, 2021, there was no unsettled foreign exchange forward agreement (December 31, 2020: no unsettled foreign exchange forward agreement; December 31, 2019: one unsettled foreign exchange forward agreements). The unrealized gross gains in prior years from foreign exchange forward agreements were recorded in the finance result in the respective years (2021: €0; 2020: €0; 2019: €0.4 million).
The Group’s exposure to foreign currency risk based on the carrying amounts of the items is shown in the table below.

as of December 31, 2021; in 000' €	US$	Other
Cash and Cash Equivalents	106,188	0
Other Financial Assets	96,192	0
Accounts Receivable	42,754	0
Financial Assets from Collaborations	16,730	0
Restricted Cash (included in Other Assets)	3,397	0
Accounts Payable and Accruals	(107,691)	(339)
Financial Liabilities from Collaborations	(514,362)	0
Total	(356,792)	(339)

as of December 31, 2020; in 000' €	US$	Other
Cash and Cash Equivalents	76,582	0
Other Financial Assets	172,460	0
Accounts Receivable	28,456	0
Financial Assets from Collaborations	42,870	0
Restricted Cash (included in Other Assets)	713	0
Accounts Payable and Accruals	(51,436)	(52)
Financial Liabilities from Collaborations	(516,506)	0
Total	(246,861)	(52)
The financial liabilities from future payments to Royalty Pharma are dependent on future royalty income, which is determined on the basis of sales in US dollars. The transfer of assigned license revenues is settled in Euros. Refer to Note 5.19 for a sensitivity analysis on the impact of a change in the foreign exchange rate.
Different foreign exchange rates and their impact on financial assets and liabilities were simulated in a sensitivity analysis to determine the effects on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss. The amounts for 2020 and 2019 have been adjusted compared with the 2020 financial reporting.

in million €	2021	2020	2019
Increase of the Euro by 10%	39.3	16.8	(8.7)
Decrease of the Euro by 10%	(48.0)	(25.6)	10.4
Interest Rate Risk
The Group’s risk exposure to changes in interest rates mainly relates to fixed-term deposits and corporate bonds. Changes in the general level of interest rates may lead to an increase or decrease in the fair value of these securities. The Group’s investment focus places the safety of an investment ahead of its return and the ability to plan future cash flows. Interest rate risks are limited because all securities can be liquidated within a maximum of two years and due to the mostly fixed interest rates during the term in order to ensure that planning is possible. In addition, changes in interest rates may affect the fair value of financial assets from collaborations.
Different interest rates and their effect on existing other financial assets with variable interest rates and on financial assets from collaborations were simulated in a sensitivity analysis in order to determine the effect on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss.

in million €	2021	2020	2019
Increase of the variable Interest Rate by 0.5%	0.8	1.2	(0.3)
Decrease of the variable Interest Rate by 0.5%	(0.8)	(1.4)	0.3
The Group is currently not subject to significant interest rate risks from the account payables reported on the balance sheet.
Capital Management
The Management Board’s policy for capital management is to preserve a strong and sustainable capital base in order to maintain the confidence of investors, business partners, and the capital market and to support future business development. As of December 31, 2021, the equity ratio was 9.6% (December 31, 2020: 37.4%; see also the following overview). The equity ratio decreased mainly due to the initial recognition of the financial liabilities from future payments to Royalty Pharma.

in 000' €	12/31/2021	12/31/2020
Stockholders’ Equity	244,876	621,322
In % of Total Capital	9.6	37.4
Total Liabilities	2,311,378	1,038,191
In % of Total Capital	90.4	62.6
Total Capital	2,556,254	1,659,513
There are no liabilities to banks. During the financial year, the Group made changes to its capital management by reflecting the financial liabilities from future payments to Royalty Pharma.
Disclosures to Statement of Cash Flows - Net Debt Reconciliation
The following overview contains the presentation and development of the liabilities from financing activities. “Amortizations from Effective Interest Method”, "Changes from Adjustments to Planing Assumptions" and "Transfer of Assigned License Revenues to Royalty Pharma" include non-cash movements, including accrued interest expense.

in 000' €	Lease Liabilities	Bonds	Financial Liabilities from Collaborations	Financial Liabilities from Future Payments to Royalty Pharma	Total
Balance as of January 1, 2020	(42,557)	0	0	0	(42,557)
Cash Flows	3,918	(319,946)	(542,599)	0	(858,627)
New Leases	(5,286)	0	0	0	(5,286)
Exchange differences	0	0	66,379	0	66,379
Changes recognized in Equity	0	49,217	0	0	49,217
Amortizations from Effective Interest Method	(1,094)	(2,454)	(15,329)	0	(18,877)
Changes from Adjustments to Planning Assumptions	0	0	(24,956)	0	(24,956)
Balance as of December 31, 2020	(45,019)	(273,183)	(516,506)	0	(834,708)
Balance as of January 1, 2021	(45,019)	(273,183)	(516,506)	0	(834,708)
Cash Flows	4,286	2,031	0	(1,205,911)	(1,199,594)
New Leases	(316)	0	0	0	(316)
Disposal Leases	173	0	0	0	173
Exchange differences	(538)	0	(39,346)	(7,499)	(47,383)
Amortizations from Effective Interest Method	(1,170)	(12,056)	(20,386)	(29,811)	(63,422)
Changes from Adjustments to Planning Assumptions	0	0	61,876	(64,846)	(2,970)
Transfer of Assigned License Revenues to Royalty Pharma	0	0	0	51,890	51,890
Balance as of December 31, 2021	(42,584)	(283,208)	(514,362)	(1,256,176)	(2,096,329)
The "Transfer of Assigned License Revenues to Royalty Pharma" include transactions whereas Janssen directly transfers to Royalty Pharma the settlement amount without influence by MorphoSys on timing and/or amount. As MorphoSys has not received or paid cash for these assigned license revenues, the related amounts have neither been included in the operating nor in the financing cash flow, respectively.
The changes from the bonds recognized in equity in 2020 relate initially to the transfer of the conversion right to additional paid-in capital and conversions in subsequent periods.
Geographical DisclosuresA total of €132.9 million (December 31, 2020: €311.6 million) of the Group’s non-current assets, excluding deferred tax assets, are located in Germany and €1,103.8 million in the USA (December 31, 2020: €8.3 million). Of the Group’s investments, €24.5 million (2020: €47.6 million) were made in Germany and €1.7 million (2020: €1.6 million) in the USA. In accordance with internal definitions, investments solely include additions to property, plant and equipment and intangible assets not related to leases and business combinations.Corporate GovernanceThe Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2021 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website (https://www.morphosys.com/en/investors/corporate-governance) on November 29, 2021 and made permanently available to the public.Research and Development AgreementsThe Group has entered some research and development agreements. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2021 financial year.Agreements Related to Proprietary Clinical Development
Partnerships currently exist with (in alphabetical order) Incyte and Xencor.
In January 2020, MorphoSys and Incyte announced that the companies had signed a collaboration and license agreement for the continued global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. A detailed description of the agreement can be found in Note 5.18.
In June 2010, MorphoSys and the U.S.-based biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys receives exclusive global licensing rights to tafasitamab, the antibody for the treatment of cancer and other indications. The companies jointly conducted a phase 1/2a trial in the U.S. in patients with chronic lymphocytic leukemia. MorphoSys is solely responsible for the further clinical development after the successful completion of the phase 1 clinical trial and commercialization. Upon signing the license and cooperation agreement, Xencor received a payment of US$13.0 million (approximately €10.5 million) from MorphoSys. Xencor also received milestone payments from MorphoSys totaling US$65.5 million (approximately €53.8 million). These payments were then capitalized under in-process R&D programs. Xencor is entitled to development, regulatory and commercially related milestone payments. Furthermore, Xencor is also eligible to receive tiered royalty payments of tafasitamab in the mid single-digit to sub-teen double-digit percentage range based upon net sales of licensed antibody sold by us or our licensees. Our royalty obligations continue on a product-by-product and country-by-country basis until the later to occur of the expiration of the last valid claim in the licensed patent covering a licensed product in such country, or 11 years after the first sale of a licensed product following marketing authorization in such country.
In November 2020, MorphoSys, Incyte and Xencor announced a clinical collaboration agreement to study the combination of tafasitamab, plamotamab and lenalidomide in patients with relapsed or refractory diffuse large B-cell lymphoma (DLBCL), first-line DLBCL and relapsed or refractory follicular lymphoma (FL). MorphoSys and Incyte will provide tafasitamab for the studies. The studies are sponsored and funded by Xencor and are planned to be conducted in North America, Europe and the Asia-Pacific region.
Agreements Related to Clinical Development Through Partners
Through some commercial partnerships, MorphoSys receives various types of payments that are spread over the duration of the agreements or recognized in full as revenue as predefined targets and milestones are reached. These payments include payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. MorphoSys is also entitled to development-related milestone payments and royalties on product sales for specific antibody programs.
Prior to the 2021 financial year, active collaborations with a number of partners had already ended. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.
Partnerships (incl. partnerships for which the active collaboration has ended before the beginning of 2021 but where drug development programs were still being pursued) include (in alphabetical order): advanceCOR, Bayer AG, Boehringer Ingelheim, Fibron Ltd. (transfer of the contract from ProChon Biotech Ltd.), GeneFrontier Corporation/Kaneka, GlaxoSmithKline (GSK), I-Mab Biopharma, Janssen Research and Development LLC, LEO Pharma, Novartis, OncoMed Pharmaceuticals (fully acquired in April 2019 by Mereo BioPharma Group), Pfizer, Roche and Sosei Heptares.
In June 2013, MorphoSys announced it had entered into a global agreement with GSK for the development and commercialization of otilimab. Otilimab is MorphoSys’s proprietary HuCAL antibody against the GM-CSF target molecule. Under the agreement, GSK assumes responsibility for the compound’s entire development and commercialization. MorphoSys received an upfront payment of €22.5 million under this agreement and, next to tiered double-digit royalties on net sales, is eligible to receive additional payments from GSK of up to €423.0 million, depending on the achievement of certain developmental stages, as well as regulatory, commercial and revenue-related milestones. In July 2019, GSK initiated a phase 3 development program in rheumatoid arthritis called ContRAst. The treatment of the first patient in this program triggered a milestone payment of €22.0 million to MorphoSys. In 2020, GSK also initiated a clinical trial (OSCAR) to evaluate the efficacy and safety of otilimab in patients with severe pulmonary COVID 19-associated disease. The dosing of the first patient in the expanded OSCAR study triggered milestone payments totaling €16.0 million to MorphoSys. In October 2021, GSK provided an update that it had made the decision not to further explore otilimab as a potential treatment for severe pulmonary COVID-19 related disease in patients aged of 70 years and older.
In November 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with I-Mab to develop and commercialize felzartamab in mainland China, Taiwan, Hong Kong and Macao. Felzartamab is MorphoSys’s proprietary antibody targeting CD38. Under the terms of the agreement, I-Mab has the exclusive right for the later development and commercialization of felzartamab in the agreed regions. In November 2017, MorphoSys received a payment of US$20.0 million (approximately €16.8 million) and until 2021 milestone payments of US$8.0 million (approximately 7.1 million). MorphoSys is also entitled to receive additional success-based clinical and commercial milestone payments from I-Mab of up to roughly US$90.5 million (approximately €79.9 million). In addition, MorphoSys will be entitled to receive double-digit, staggered royalties on the net sales of felzartamab in the agreed regions. I-Mab is investigating felzartamab in a phase 3 clinical study in Greater China in combination with lenalidomide plus dexamethasone in r/r multiple myeloma. I-Mab is also evaluating felzartamab as a potential third-line therapy in r/r multiple myeloma in a phase 2 trial. Both studies are considered pivotal in the agreed regions.
In November 2018, MorphoSys announced the signing of an exclusive strategic development collaboration and regional licensing agreement with I-Mab for MOR210/TJ210. MOR210/TJ210 is MorphoSys' proprietary, preclinical-stage antibody directed against C5aR which has potential to be developed as an immuno-oncology agent. I-Mab has exclusive rights to develop and market MOR210/TJ210 in mainland China, Hong Kong, Macao, Taiwan and South Korea, while MorphoSys retains the rights for the rest of the world. With the support of MorphoSys, I-Mab will undertake and fund all global development activities, including clinical trials in China and the United States, to clinical proof of concept in cancer medicine. In November 2018, MorphoSys received a payment of US$3.5 million (approximately €3.1 million) and until 2020 milestone payments of US$1.0 million (approximately €0.8 million). MorphoSys is further eligible to receive performance-related clinical and sales-based milestone payments of up to US$99.0 million (approximately €87.4 million). In addition, MorphoSys will receive tiered royalties in the mid-single-digit percentage range of net sales of MOR210/TJ210 in I-Mab’s territories. In return for conducting a successful clinical proof of concept trial, I-Mab is entitled to low-single-digit royalties on net sales of MOR210/TJ210 outside the I-Mab territory, as well as staggered shares of proceeds from the further out-licensing of MOR210. In January 2021, MorphoSys and I-Mab announced the dosing of first patient in a U.S. phase 1 study. MorphoSys received a US$1.5 million (approx. €1.2 million) payment from I-Mab for achieving this milestone.
The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases. MorphoSys receives performance-based milestones contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.
Subsequent Events
No events that require reporting occurred.

Planegg, March 15, 2022

Jean-Paul Kress, M.D.	Sung Lee
Chief Executive Officer	Chief Financial Officer

Malte Peters, M.D.
Chief Research and Development Officer